                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the inclusion in this Registration Statement on Amendment No. 2 to Form S-1 and the related Prospectus of our report dated May 30, 1997 on the financial statements of Brass Eagle/A Division of Daisy Manufacturing Company, Inc. and to the reference to our firm under the heading "Experts" included in this Registration Statement and the related Prospectus.




                                                CROWE, CHIZEK AND COMPANY LLP




Oak Brook, Illinois
November 18, 1997